Exhibit 10.5

                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights Agreement (the "Agreement") is entered into and effective this 23rd day of September, 2003, by and among Claude Imbleau, a resident of the State of North Carolina ("C. Imbleau"), Rose Lynn Imbleau, a resident of the State of North Carolina ("R. Imbleau") (individually and as custodian for the benefit of Austin Imbleau and Spencer Imbleau), Tommy Hessler, a resident of the State of North Carolina ("Hessler"), John Robison, a resident of the State of North Carolina ("J. Robison"), Martha Barnes Robison, a resident of the State of North Carolina ("M. Robison"), Curt Kennington, a resident of the State of North Carolina ("Kennington"), Anthony Packer, a resident of the State of North Carolina ("Packer"), Robison-Oates Investment Fund, L.L.C., a North Carolina limited liability company ("Robison-Oates"), and Transbotics Corporation, a Delaware corporation (the "Company") (C. Imbleau, R. Imbleau, Hessler, J. Robison, M. Robison, Kennington, Packer and Robison-Oates are collectively referred to as "Shareholders" and individually as a "Shareholder").

        WHEREAS, C. Imbleau currently owns one hundred eighty-two thousand nine hundred eighty (185,980) shares of the Company's common stock (the "C. Imbleau Shares");

         WHEREAS, R. Imbleau currently owns one hundred eighty-two thousand nine hundred eighty (184,480) shares of the Company's common stock (the
"R. Imbleau Shares");

         WHEREAS, R. Imbleau currently holds as custodian for the benefit of Austin Imbleau thirty thousand (30,000) shares of theCompany's common stock (the "A. Imbleau Shares") and currently holds as custodian for the benefit of Spencer Imbleau thirty thousand (30,000) shares of the Company's common stock (the "S. Imbleau Shares");

         WHEREAS, Citigroup Global Markets, Inc., d/b/a Smith Barney (hereinafter "Citigroup") currently holds as custodian for the benefit of C. Imbleau seventy-five thousand (75,000) shares of the Company's common stock in the Claude Imbleau IRA account (the "C. Imbleau IRA Shares" and currently holds as custodian for the benefit of R. Imbleau seventy-five thousand (75,000) shares of the Company's common stock in the Rose Lynn Imbleau IRA account (the "R. Imbleau IRA Shares") (the C. Imbleau Shares, R. Imbleau Shares, A. Imbleau Shares, S. Imbleau Shares, C. Imbleau IRA Shares and R. Imbleau IRA Shares are collectively referred to as the "Imbleau Shares");


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         WHEREAS, Hessler currently owns five hundred seventy-five thousand nine hundred sixty (575,960) shares of the Company's common stock (the "Hessler Shares");

         WHEREAS, J. Robison currently owns one hundred nineteen thousand two hundred sixty-one (119,261) shares of the Company's common stock (the "J. Robison Shares") and M. Robison currently owns fifty thousand seven hundred thirty-nine (50,739) shares of the Company's common stock (the "M. Robison Shares", together with the J. Robison Shares, the "Robison Shares");

         WHEREAS, the Company is offering for sale to Kennington, Packer and Robison-Oates (i) One Million Two Hundred Thousand (1,200,000) shares of its common stock, $0.01 par value per share (the "Offering Shares"), at a price per share of Twenty-Five Cents ($0.25) and (ii) $300,000.00 in 6% Convertible Subordinated Notes (the "Notes") in a private offering (the "Offering") (the Imbleau Shares, the Hessler Shares, the Robison Shares and the Offering Shares are hereinafter collectively referred to as the "Shares");

         WHEREAS, Kennington has offered to purchase Three Hundred Thousand (300,000) of the Offering Shares and a $75,000.00 Note pursuant to that certain Subscription Agreement dated September 23, 2003 between Kennington and the Company;

         WHEREAS, Packer has offered to purchase Three Hundred Thousand (300,000) of the Offering Shares and a $75,000.00 Note pursuant to that certain Subscription Agreement dated September 23, 2003 between Packer and the Company;

         WHEREAS, Robison-Oates has offered to purchase Six Hundred Thousand (600,000) of the Offering Shares and a $150,000.00 Note pursuant to that certain Subscription Agreement dated September 23, 2003 between Robison-Oates and the Company;

         WHEREAS, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (hereinafter the "Securities Act") to (i) C. Imbleau, R. Imbleau, Hessler, J. Robison and M. Robison for the Imbleau Shares, the Hessler Shares and the Robison Shares, respectively, and
(ii) Kennington, Packer and Robison-Oates for their respective portions of the Offering Shares, and the shares issuable to each of them upon conversion of the Notes (the "Conversion Shares");

         WHEREAS, the Company has agreed to provide certain preemptive rights to

         WHEREAS, Citigroup joins in the execution of this Agreement solel Imbleau IRA Shares.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:


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                         ARTICLE I: REGISTRATION RIGHTS

         1.1 Registration Statement. Subject to Section 1.3 hereof, the Company
             ----------------------
shall prepare and file with the Securities and Exchange Commission ("SEC") within 180 days after the date hereof, a registration statement on the appropriate form and in compliance in all material respects with the Securities Act (the "Registration Statement"), covering the Shares and the Conversion Shares (the Shares and the Conversion Shares being registered under a Registration Statement being referred to as the "Registered Securities"), and use its reasonable best efforts to have the Registration Statement declared effective as promptly as practicable.

         1.2 Amendments and Supplements. The Company shall use its best efforts
             --------------------------
to prepare and file with the SEC such amendments and supplements to the Registration Statement that may be necessary to keep the Registration Statement effective (including any amendments or supplements that may be required as a result of any changes in any Shareholder's plan of distribution) until the earlier of the date as all the Registered Securities subject to a Registration Statement have been sold by Shareholder or any Affiliate (for purposes of this Section as defined in Rule 405 of the Securities Act) of Shareholder to whom Shareholder shall have transferred the Registered Securities, or the date that is ten (10) years from the date hereof (including any extensions provided for in Section 1.3, the "Effectiveness Period") (such transferee of Shareholder hereinafter included in the term "Shareholder").

         1.3 Suspension of Effectiveness, Amendment or Supplement Filing.
             -----------------------------------------------------------
Notwithstanding the foregoing, the Company shall have the right (i) to suspend effectiveness of a currently filed Registration Statement or delay the filing of the Registration Statement or of any amendment or supplement thereto for a period of up to ninety (90) days if, in the good faith judgment of the Company or upon the advice of counsel to the Company, such suspension of effectiveness or delay in amendment or supplement would be in the best interests of the Company at such time due to a pending material transaction or other material development that has not been publicly disclosed and the disclosure of which would not be in the best interests of the Company at such time (a "Material Transaction"), or to negotiate, effect or complete any transaction that the Company reasonably believes might be jeopardized, delayed or made more costly to the Company by disclosure in the Registration Statement; (ii) in the event that audited financial information for an entity that the Company has acquired or is proposing to acquire in whole or in part must be included in the Registration Statement but is not available, to suspend effectiveness of the Registration Statement for a period of up to ten (10) days after the necessary audited financial information is available to the Company, (iii) to suspend sales under the Registration Statement in the event that the Company undertakes a public offering of Common Stock in an amount greater than $10 million for a period commencing ninety (90) days prior to the closing of the sale in the public offering until sixty (60) days after the closing of the sale to the public in the offering, unless the Company or, in the case of an underwritten offering, the lead underwriter for the offering, consents to a waiver of such suspension or to an earlier resumption of sales under the Registration Statement, or (iv) as required by law or rules and regulations of the SEC. Notwithstanding any provision herein to the contrary, the aggregate number of days during any given twelve (12) month period in which the effectiveness of the Registration Statement, once effective, may be suspended at the request of the Company under sub-item (i) above shall not exceed ninety (90) days, and the Effectiveness Period shall be extended by the total number of days during which the filing has been deferred or the effectiveness of the Registration Statement has been suspended or sales under the Registration Statement have been suspended under sub-items (i) through (iii) above. The Company will give each of the Shareholders prompt written notice of any decision to defer or suspend effectiveness of the Registration Statement and will use its best efforts to ensure that the filing or use of the Registration Statement may be completed or resumed, as the case may be, as soon as, in the good faith judgment of the Company, is practicable. Upon delivery of such written notice, each of the Shareholders will forthwith discontinue any disposition of the Registered Securities until such time as Shareholder receives a supplemented or amended Registration Statement or until it is advised by the Company that it may continue with the disposition of the Registered Securities. Furthermore, in the event a Shareholder's Holdings of Shares, including for this Section 1.3, the shares of common stock issuable upon exercise of any options, warrants or the exchange or conversion of other convertible securities of the Company then by held by the Shareholder (for purposes of this Section 1.3, "Shareholder's Holdings" shall include shares held by Shareholder's family members, entities controlled by such Shareholder or such Shareholder's family members), is below Five Percent (5.0%) of the total number of shares of the Company's common stock outstanding on a fully diluted basis, then such Shareholder's Shares shall not be included in the Registration Statement.

         1.4 Stop Orders. The Company shall promptly inform the Shareholders
             -----------
after it has received notice or obtained knowledge thereof of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose if such stop order, suspension or proceeding would prohibit the resale of the Registered Securities by any Shareholder; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

         1.5 Securities Act Compliance. Within the time during which a
             -------------------------
prospectus is required to be delivered under the Securities Act, the Company shall use its best efforts to comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the rules and regulations promulgated by the SEC, as from time to time in force, so far as necessary to permit the continuance of sales of the Registered Securities as contemplated by the provisions hereof and the prospectus. If during such period any event occurs as a result of which the prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the prospectus to comply with the Securities Act, the Company will promptly notify the Shareholders and will, subject to the provisions of Section 1.3 above, amend the Registration Statement or supplement the prospectus so as to correct such statement or omission or effect such compliance and will immediately notify the Shareholders of the filing and effectiveness of each amendment to the Registration Statement and the filing of each supplement to the prospectus.


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


         1.6 State Securities Law Compliance. The Company shall use its best
             -------------------------------
efforts to register and qualify the Registered Securities under the securities laws of such jurisdictions as any of the Shareholders may reasonably request and to continue such qualifications in effect so long as the Registration Statement is kept effective pursuant to this Agreement; provided, however, that the Company shall not be obligated, by this Agreement, to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this section; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction.

         1.7 Underwritten Offerings. If the Registered Securities are to be sold
             ----------------------
in an underwritten offering, the Company will furnish, at the request of the selling Shareholders, on the date that such Registered Securities are delivered to the underwriters for sale in an underwritten public offering, (i) an opinion, dated as of such date, of counsel for the Company for the purposes of such registration, addressed to the underwriters, in a customary form and covering matters of the type customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as such underwriter may reasonably request, and (ii) a "comfort" letter, dated as of such date, signed by the independent public accountants of the Company who have certified the Company's financial statements included in such registration statement, addressed to the underwriters, in a customary form and covering matters of the type customarily covered in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings and such other financial information (including information as to the period ending not more than five business days before the date of such letter) as such underwriter may reasonably request; and, with each Shareholder, enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registered Securities in an underwritten offering.

         1.8 Registration Expenses. The Company shall bear all expenses in
             ---------------------
connection with the procedures in this Article 1 (including all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audit incident to or required by any such registration), other than underwriting discounts, selling commissions, and fees and the expenses, if any, of counsel or other advisers to any of the Shareholders, which shall be borne by the Shareholders.


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


         1.9 Shareholder Undertakings. Each Shareholder of the Registered
             ------------------------
Securities shall fully cooperate with and furnish to the Company such information, documents, representations and agreements regarding such Shareholder and the distribution of such Registered Securities as the Company may from time to time reasonably request in writing in connection with such registration. Each Shareholder further agrees by acquisition of such Registered Securities to give at least five (5) business days' prior written notice to the Company of any proposed sale of Registered Securities pursuant to an effective Registration Statement, specifying the proposed date of such sale, and not to make such sale (i) unless such five (5) business days elapse without response from the Company or (ii) in the event the Company responds by stating that an amendment to such Registration Statement or supplement to the prospectus must be filed in accordance with this Article 1, until the Company notifies the Shareholder that the Registration Statement has been amended or the prospectus supplemented as required. Each Shareholder further agrees that if the Registered Securities are not sold on the date specified in such notice to the Company, it will not sell any Registered Securities without again complying with the notice provisions of this Agreement.

                           ARTICLE 2: INDEMNIFICATION

         2.1 Indemnification of Shareholders. The Company shall indemnify each
             -------------------------------
Shareholder, each of its officers, directors and constituent partners and members, legal counsel for the Shareholder, and each person controlling (within the meaning of the Securities Act) such Shareholder, with respect to which registration, qualification or compliance of Registered Securities has been effected pursuant to this Agreement against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse each such Shareholder, such directors, officers, partners, members, persons, law and accounting firms control persons, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon (i) any untrue statement or omission based upon written information furnished to the Company by such Shareholder (or its officers, directors, shareholders, managers, members, partners, controlling persons of Shareholders, legal counsel or accountants) and stated to be for use in connection with the offering of Registered Securities, (ii) failure of any Shareholder to provide its transferee a copy of a prospectus or other related documents to the Registered Securities, or (iii) any untrue statement, alleged untrue statement or omission or alleged omission which was corrected, amended or supplemented in a subsequent prospectus or other related documents to the Registered Securities, and, having been advised in writing of the availability of such corrected, amended or supplemented prospectus or other related documents to the Registered Securities, the Shareholder failed to obtain and deliver it to such Shareholder's transferees.



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


The indemnity agreement provided in this Section 2.1 shall not apply to any amounts paid in settlement of any such loss, claim, damage or liability or any action in respect thereof if such settlement is effected without the consent of the Company (such consent not to be unreasonably withheld).

         2.2 Indemnification of the Company. Each Shareholder (and jointly and
             ------------------------------
severally with any person controlling such Shareholder) will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Shareholder, each of its officers, directors and constituent partners and each person controlling such other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Shareholder and relating to action or inaction required of such Shareholder in connection with any such registration, qualification or compliance, and will reimburse the Company, such Shareholder, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use in connection with the offering of Registered Securities; provided, however, that each Shareholder's liability under this Section 2.2 shall not exceed such Shareholder's proceeds from the offering of Registered Securities made in connection with such registration, unless such liability arises entirely from the willful misconduct of such Shareholder.

         2.3 Conduct of Indemnification Proceedings. If any person shall be
             --------------------------------------
entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure.



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



The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (A) the Indemnifying Party agrees to pay such fees and expenses;
(B) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (C) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and other Indemnified Parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to clause
(C) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses of counsel for an Indemnified Party that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.


                               ARTICLE 3: DAMAGES

         3.1 Penalty for Non-Effective Registration. If the Company fails to
             --------------------------------------
cause a Registration Statement complying with the requirements of this Agreement to become effective in accordance with the applicable time requirements set forth in Article 1 (including any extensions contemplated in such Article), then the Company shall within thirty (30) days after expiration of such deadline, purchase the Shares, and if issued, the Conversion Shares, from the Shareholders for (i) with respect to the Shares, (A) the greater of the Share Purchase Price (as defined in the Subscription Agreement) or (B) the fair market value of the Shares as determined by an independent third-party appraiser mutually acceptable to the Company and a majority of the Shareholders, the expenses of the appraiser to be paid by the Company (the "Appraiser") and (ii) with respect to the Conversion Shares, (A) the greater of $0.40 per share or (B) the fair market value of the Conversion Shares as determined by the Appraiser.


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                          ARTICLE 4: PREEMPTIVE RIGHTS

         4.1 Preemptive Rights. The Company hereby grants to the Shareholders a
             -----------------
preemptive right to purchase all or any part of such Shareholder's "pro rata share" (as defined in Section 4.2) of any "New Securities" (as defined below) that the Company may, from time to time, propose to sell or issue. Such preemptive right shall be subject to the following provisions:

         4.2 "Pro Rata Share". A Shareholder's "pro rata share," for purposes of
              --------------
this Article 4, is the ratio that (a) the number of Shares (including, for purposes of this Article 4, the shares of Common Stock issuable upon exercise of any options, warrants or the exchange or conversion of other convertible securities of the Company then by held by the Shareholder) then held by the Shareholder bears to (b) the total number of shares of the Company's common stock outstanding on a fully diluted basis; provided, however, a Shareholder shall have no preemptive rights hereunder if a Shareholder's Holdings of Shares, including for this Section 4.2, the shares of common stock issuable upon exercise of any options, warrants or the exchange or conversion of other convertible securities of the Company then by held by the Shareholder (for purposes of this Section 4.2, "Shareholder's Holdings" shall include shares held by Shareholder's family members, entities controlled by such Shareholder or such Shareholder's family members), is below Five Percent (5.0%) of the total number of shares of the Company's common stock outstanding on a fully diluted basis.

         4.3 "New Securities". "New Securities" means any shares of capital
              --------------
stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and any of the Company's convertible securities of any type whatsoever; provided, however, that "New Securities" shall not include (a) securities issuable upon exercise or conversion of securities (excluding options) outstanding on the date hereof, (b) the common stock or convertible securities issued pursuant to subscription agreements entered into between the Company and Shareholders on the date hereof (including the Shares issuable upon conversion thereof), (c) shares of common stock issued to officers, directors or employees of, or consultants to, the Company including restricted shares or pursuant to stock options or warrants outstanding on the date hereof or restricted shares, stock options or warrants granted after the date hereof on terms approved by the Board of Directors or any committee thereof, up to a maximum for all of one million (1,000,000) shares of common stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations and similar events), (d) shares of the Company's common stock issued in connection with any stock split, stock dividend, or recapitalizations, and (e) securities to be issued after September 30, 2013.


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         4.4 Procedure. In the event that the Company proposes to undertake an
             ---------
issuance of New Securities, the Company shall give each Shareholder written notice of its intention, describing the type of New Securities and the price (strike price for shares related to the stock options) and, as to issuances of New Securities other than stock options, the general terms upon which the Company proposes to issue the same. The Shareholder shall have forty-five (45) days from the date any such notice is given to agree to purchase all or any part of its pro rata share of such New Securities for the price and, if applicable, upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         4.5 Failure to Exercise Preemptive Rights. The Company shall have 120
             -------------------------------------
days after completing the process above to sell the New Securities with respect to which the Shareholder's preemptive rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within that 120-day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Shareholders in the manner provided above.

                       ARTICLE 5: MISCELLANEOUS PROVISIONS

         5.1 Successors and Assigns; Assignment. The terms and conditions of
             ----------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Neither of the parties hereto may assign, transfer or otherwise dispose of any of their rights under this Agreement except with the prior written consent of the other party hereto, except that a Shareholder may assign or transfer this Agreement to any affiliate controlled by such Shareholder or by any of the Shareholder's family members and so long as such affiliate expressly agrees to be bound by the terms hereof, and, if such assignment occurs after the filing of the Registration Statement, the assignor shall pay all costs directly related to such assignment with respect to the amendment to the Registration Statement next filed after such assignment.

         5.2 Severability. If any provision of this Agreement, or the
             ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

         5.3. Entire Agreement. This Agreement, the documents referenced herein
              ----------------
and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, among the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.


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         5.4 Amendment and Waivers. Any term or provision of this Agreement may
             ---------------------
be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and such number of Shareholders holding 80% of the shares held by the Shareholders.

         5.5 Notices. All notices, requests, consents and other communications
             -------
hereunder shall be in writing, shall be mailed by first-class registered or certified mail, telecopier, email or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed, or if telecopied or emailed, when receipt is acknowledged, and shall be delivered addressed as follows:

               (1) if to a Shareholder, at the address, telecopier number or email address set forth opposite the Shareholder's name on the signature page hereof; and

               (2) if to the Company, at 3400 Latrobe Drive, Charlotte, North Carolina 28211, Attn: President.

         Each party shall provide written notice to each other party of any changes to such party's mailing address. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier, five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine or computer, if telecopied or emailed.

         5.6 Arbitration. Any dispute or controversy concerning this Agreement,
             -----------
including a dispute pertaining to the validity of this Section 5.6, shall be determined by binding arbitration before a single arbitrator in Mecklenburg County, North Carolina in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction.

         5.7 Governing Law. This Agreement shall be governed by and construed
             -------------
under the laws of the State of North Carolina.

         5.8 Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

         5.9 Facsimile Signatures. This Agreement may be executed by facsimile
             --------------------
signature and facsimile signatures shall be fully binding and effective for all purposes and shall be given the same effect as original signatures. If any party delivers a copy of this Agreement containing a facsimile signature, such party shall promptly forward an originally executed copy to the other party; however, the failure by any party to so deliver an originally executed copy shall not affect in any way the binding nature of such party's facsimile signature.

         5.10 Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

                            [Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.


                                           COMPANY:

                                           TRANSBOTICS CORPORATION


                                           By: __/s/ Claude Imbleau________
                                                 ------------------

                                           Its: __President_______________
                                                  ---------

                                           SHAREHOLDERS:
c/o John Robison                           ROBISON-OATES INVESTMENT FUND, L.L.C.
UVEST Financial Services
200 South College Street, 21st Floor       By: __/s/ John Robison__________
                                                  ----------------
Charlotte, North Carolina 28202            Its: __Manager________________
                                                   -------



Transbotics Corporation                    ___/s/ Claude Imbleau__________(SEAL)
                                              ------------------
3400 Latrobe Drive                         CLAUDE IMBLEAU, individually
Charlotte, North Carolina 28211


c/o Claude Imbleau                         __/s/ Rose Lynn Imbleau________(SEAL)
                                             ---------------------
Transbotics Corporation                    ROSE LYNN IMBLEAU, individually
3400 Latrobe Drive
Charlotte, North Carolina 28211

c/o Claude Imbleau                         __/s/ Rose Lynn Imbleau________(SEAL)
                                             ---------------------
Transbotics Corporation                    AUSTIN IMBLEAU, a minor, by
3400 Latrobe Drive                         Rose Lynn Imbleau, custodian under
Charlotte, North Carolina 28211            the North Carolina Uniform Transfers
                                           to Minors Act

c/o Claude Imbleau                         __/s/ Rose Lynn Imbleau________(SEAL)
                                             ---------------------
Transbotics Corporation                    SPENCER IMBLEAU, a minor, by
3400 Latrobe Drive                         Rose Lynn Imbleau, custodian under
Charlotte, North Carolina 28211            the North Carolina Uniform Transfers
                                           to Minors Act


Transbotics Corporation                    __/s/ Tommy Hessler____________(SEAL)
                                             -----------------
3400 Latrobe Drive                         TOMMY HESSLER, individually
Charlotte, North Carolina 28211


UVEST Financial Services                   __/s/ John Robison  ___________(SEAL)
                                             ------------------
200 South College Street, 21st Floor       JOHN ROBISON, individually
Charlotte, North Carolina 28202


c/o John Robison                           __/s/ Martha Barnes Robison____(SEAL)
                                             -------------------------
UVEST Financial Services                   MARTHA BARNES ROBISON, individually
200 South College Street, 21st Floor
Charlotte, North Carolina 28202


5016 Corrigan Court                        __/s/ Curt Kennington__________(SEAL)
                                             -------------------
Charlotte, North Carolina 28277            CURT KENNINGTON, individually


6505 Kilberry Court                        _/s/ Anthony Packer____________(SEAL)
                                            ------------------
Charlotte, North Carolina 28277            ANTHONY PACKER, individually


                                     Citigroup Global Markets, Inc., d/b/a Smith
                                     Barney, Custodian FBO
                                     Claude Imbleau IRA Account

c/o Claude Imbleau                         By: ____/s/ Claude_Imbleau___________
                                                   ---------- -------
Transbotics Corporation
3400 Latrobe Drive                         Title or Authority: __Trustee________
                                                                 -------
Charlotte, North Carolina 28211
                                           Print Name: ___Claude Imbleau________
                                                          --------------

                                     Citigroup Global Markets, Inc., d/b/a Smith
                                     Barney, Custodian FBO
                                     Rose Lynn Imbleau IRA Account

c/o Claude Imbleau                         By: ____/s/ Rose Lynn Imbleau________
                                                   ---------------------
Transbotics Corporation
3400 Latrobe Drive                         Title or Authority: __Trustee________
                                                                 -------
Charlotte, North Carolina 28211
                                           Print Name: __Rose Lynn Imbleau______
                                                         -----------------






         5.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            [Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.


                                           COMPANY:

                                           TRANSBOTICS CORPORATION


                                           By:   /s/ Claude Imbleau
                                                 ------------------

                                           Its:   President
                                                  ---------

                                           SHAREHOLDERS:
c/o John Robison                           ROBISON-OATES INVESTMENT FUND, L.L.C.
UVEST Financial Services
200 South College Street, 21st Floor       By:  /s/ John Robison
                                                ----------------
Charlotte, North Carolina 28202            Its: Manager
                                                -------



Transbotics Corporation                      /s/ Claude Imbleau (SEAL)
                                              ------------------
3400 Latrobe Drive                         CLAUDE IMBLEAU, individually
Charlotte, North Carolina 28211


c/o Claude Imbleau                           /s/ Rose Lynn Imbleau (SEAL)
                                             ---------------------
Transbotics Corporation                    ROSE LYNN IMBLEAU, individually
3400 Latrobe Drive
Charlotte, North Carolina 28211

c/o Claude Imbleau                          /s/ Rose Lynn Imbleau (SEAL)
                                             ---------------------
Transbotics Corporation                    AUSTIN IMBLEAU, a minor, by
3400 Latrobe Drive                         Rose Lynn Imbleau, custodian under
Charlotte, North Carolina 28211            the North Carolina Uniform Transfers
                                           to Minors Act

c/o Claude Imbleau                          /s/ Rose Lynn Imbleau (SEAL)
                                             ---------------------
Transbotics Corporation                    SPENCER IMBLEAU, a minor, by
3400 Latrobe Drive                         Rose Lynn Imbleau, custodian under
Charlotte, North Carolina 28211            the North Carolina Uniform Transfers
                                           to Minors Act


Transbotics Corporation                     /s/ Tommy Hessler (SEAL)
                                             -----------------
3400 Latrobe Drive                         TOMMY HESSLER, individually
Charlotte, North Carolina 28211

UVEST Financial Services                     /s/ John Robison (SEAL)
                                             ------------------
200 South College Street, 21st Floor       JOHN ROBISON, individually
Charlotte, North Carolina 28202


c/o John Robison                             /s/ Martha Barnes Robison (SEAL)
                                             -------------------------
UVEST Financial Services                   MARTHA BARNES ROBISON, individually
200 South College Street, 21st Floor
Charlotte, North Carolina 28202


5016 Corrigan Court                          /s/ Curt Kennington (SEAL)
                                             -------------------
Charlotte, North Carolina 28277            CURT KENNINGTON, individually


6505 Kilberry Court                         /s/ Anthony Packer (SEAL)
                                            ------------------
Charlotte, North Carolina 28277            ANTHONY PACKER, individually


                                     Citigroup Global Markets, Inc., d/b/a Smith
                                     Barney, Custodian FBO
                                     Claude Imbleau IRA Account

c/o Claude Imbleau                         By:    /s/ Claude Imbleau
                                                   -----------------
Transbotics Corporation
3400 Latrobe Drive                         Title or Authority:   Trustee
                                                                 -------
Charlotte, North Carolina 28211
                                           Print Name:    Claude Imbleau
                                                          --------------

                                     Citigroup Global Markets, Inc., d/b/a Smith
                                     Barney, Custodian FBO
                                     Rose Lynn Imbleau IRA Account

c/o Claude Imbleau                         By:     /s/ Rose Lynn Imbleau
                                                   ---------------------
Transbotics Corporation
3400 Latrobe Drive                         Title or Authority:   Trustee
                                                                 -------
Charlotte, North Carolina 28211
                                           Print Name:   Rose Lynn Imbleau
                                                         -----------------